EXHIBIT 99.1


SABR 2004 - OP1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

SABR 2004-OP1
Assumptions:

To CALL
150 PPC
No Losses
                                        FWD LIBOR
                                                    XS      1 Month     6 Month
Period          Interest          BOP Balance     Spread      Libor       Libor

                       0
     1      8,409,863.20     1,789,485,621.60      5.640      1.100        1.185
     2      8,164,329.31     1,732,733,704.83      5.654      1.134        1.233
     3      7,821,545.85     1,677,094,811.34      5.596      1.134        1.285
     4      7,597,779.66     1,622,499,147.17      5.619      1.161        1.344
     5      7,164,335.71     1,568,885,609.89      5.480      1.241        1.405
     6      6,865,741.57     1,516,201,708.23      5.434      1.282        1.514
     7      6,618,685.09     1,464,403,610.81      5.424      1.348        1.604
     8      6,177,258.70     1,413,455,763.74      5.244      1.461        1.676
     9      5,974,456.69     1,363,330,838.36      5.259      1.508        1.810
    10      5,621,113.32     1,314,009,492.45      5.133      1.562        1.916
    11      4,992,274.81     1,265,480,103.85      4.734      1.856        2.049
    12      5,036,583.48     1,217,741,063.44      4.963      1.856        2.168
    13      4,690,973.74     1,171,301,399.75      4.806      1.774        2.297
    14      4,160,967.79     1,126,626,782.21      4.432      2.234        2.454
    15      3,978,098.05     1,083,652,420.44      4.405      2.165        2.566
    16      3,741,804.11     1,042,313,693.87      4.308      2.353        2.705
    17      3,350,604.04     1,002,548,479.10      4.011      2.552        2.813
    18      3,150,926.57       964,296,953.81      3.921      2.637        2.938
    19      3,069,540.82       927,501,551.94      3.971      2.688        3.051
    20      2,706,686.48       892,106,924.42      3.641      2.910        3.127
    21      2,626,875.23       858,059,852.17      3.674      3.004        3.230
    22      3,021,720.21       825,310,774.52      4.394      2.976        3.308
    23      2,678,046.73       793,902,204.50      4.048      3.323        3.425
    24      2,811,369.28       763,686,325.58      4.418      3.329        3.473
    25      2,619,034.22       734,617,736.62      4.278      3.076        3.552
    26      2,311,283.64       706,652,939.59      3.925      3.569        3.680
    27      2,210,624.35       679,750,092.00      3.903      3.453        3.731
    28      2,298,788.49       653,869,356.52      4.219      3.596        3.824
    29      2,097,767.78       628,997,708.47      4.002      3.673        3.883
    30      1,954,734.28       605,069,798.47      3.877      3.796        3.968
    31      1,812,221.49       582,049,836.81      3.736      3.825        4.040
    32      1,650,105.71       559,903,425.39      3.537      3.877        4.042
    33      1,602,114.32       538,597,507.20      3.570      4.006        4.122
    34      1,644,863.13       518,101,160.23      3.810      3.920        4.161
    35      1,467,479.10       498,402,753.42      3.533      4.203        4.249
    36      1,596,391.18       479,451,314.07      3.996      4.203        4.275
    37      1,489,163.89       461,218,542.22      3.875      3.829        4.336
    38      1,230,329.16       443,677,230.69      3.328      4.373        4.460
    39      1,187,714.99       426,801,208.64      3.339      4.232        4.484
    40      1,246,150.64       410,565,537.77      3.642      4.395        4.561
    41      1,152,820.10       394,958,259.53      3.503      4.393        4.591
    42      1,068,689.96       379,942,598.83      3.375      4.540        4.660
    43      1,077,071.67       365,496,153.80      3.536      4.563        4.709
    44        999,606.83       351,597,385.48      3.412      4.532        4.703
    45        975,731.09       338,225,572.39      3.462      4.675        4.770
    46        966,018.53       325,360,926.75      3.563      4.567        4.788
    47        867,859.56       312,989,594.70      3.327      4.822        4.852
    48        925,402.63       301,087,219.54      3.688      4.817        4.860
    49        873,963.22       289,636,049.83      3.621      4.531        4.897
    50        790,847.65       278,619,014.50      3.406      4.930        4.986
    51        756,859.72       268,019,690.60      3.389      4.771        4.991
    52        764,788.48       257,822,364.66      3.560      4.959        5.055
    53        717,244.71       248,016,787.89      3.470      4.869        5.058
    54        659,918.11       238,582,903.16      3.319      5.023        5.121
    55        662,963.12       229,506,644.89      3.466      5.060        5.156
    56        621,908.96       220,774,484.83      3.380      4.964        5.100
    57        602,712.43       212,373,406.77      3.406      5.129        5.159
    58        585,621.13       204,290,941.31      3.440      4.987        5.162
    59        527,992.17       196,516,577.98      3.224      5.222        5.215
    60        596,983.31       189,037,004.18      3.790      5.232        5.200
    61        565,509.05       181,841,064.28      3.732      4.739        5.212
                                                              5.308        5.338




                                       FWD LIBOR + 150
                                                    XS      1 Month     6 Month
Period          Interest          BOP Balance     Spread     Libor        Libor

                       0
     1      6,148,140.66     1,789,485,621.60      4.123      2.600        2.685
     2      6,046,504.61     1,732,733,704.83      4.187      2.634        2.733
     3      5,704,993.89     1,677,094,811.34      4.082      2.634        2.785
     4      5,618,222.70     1,622,499,147.17      4.155      2.661        2.844
     5      5,188,245.13     1,568,885,680.57      3.968      2.741        2.905
     6      4,957,674.45     1,516,201,883.14      3.924      2.782        3.014
     7      4,836,912.04     1,464,403,882.11      3.964      2.848        3.104
     8      4,401,854.91     1,413,456,124.04      3.737      2.961        3.176
     9      4,318,976.35     1,363,331,280.69      3.802      3.008        3.310
    10      3,974,448.09     1,314,010,010.20      3.630      3.062        3.416
    11      3,408,372.46     1,265,480,732.01      3.232      3.356        3.549
    12      3,661,714.98     1,217,741,806.16      3.608      3.356        3.668
    13      3,228,644.97     1,171,302,247.72      3.308      3.274        3.797
    14      2,801,648.30     1,126,627,726.67      2.984      3.734        3.954
    15      2,628,913.81     1,083,653,453.13      2.911      3.665        4.066
    16      2,487,991.07     1,042,314,806.99      2.864      3.853        4.205
    17      2,106,349.14     1,002,549,678.59      2.521      4.052        4.313
    18      1,956,041.04       964,298,234.95      2.434      4.137        4.438
    19      1,959,188.33       927,502,907.16      2.535      4.188        4.551
    20      1,605,040.26       892,108,346.59      2.159      4.410        4.627
    21      1,614,443.75       858,061,355.37      2.258      4.504        4.730
    22      2,666,808.97       825,313,815.87      3.878      4.476        4.808
    23      2,338,853.05       793,992,815.18      3.535      4.823        4.925
    24      2,577,379.63       763,858,158.77      4.049      4.829        4.973
    25      2,308,314.03       734,864,715.98      3.769      4.576        5.052
    26      2,041,764.99       706,969,323.91      3.466      5.069        5.180
    27      1,926,337.42       680,130,460.25      3.399      4.953        5.231
    28      2,056,191.24       654,308,515.67      3.771      5.096        5.324
    29      1,841,390.50       629,485,470.96      3.510      5.173        5.383
    30      1,709,687.36       605,602,043.28      3.388      5.296        5.468
    31      1,600,741.14       582,622,671.02      3.297      5.325        5.540
    32      1,426,463.66       560,513,179.94      3.054      5.377        5.542
    33      1,410,942.88       539,240,733.36      3.140      5.506        5.622
    34      1,457,633.86       518,774,738.18      3.372      5.420        5.661
    35      1,288,880.95       499,102,653.22      3.099      5.703        5.749
    36      1,481,721.74       480,174,729.94      3.703      5.703        5.775
    37      1,327,376.41       461,962,838.61      3.448      5.329        5.836
    38      1,071,249.21       444,439,931.88      2.892      5.873        5.960
    39      1,016,092.17       427,579,994.59      2.852      5.732        5.984
    40      1,106,481.83       411,358,279.59      3.228      5.895        6.061
    41      1,002,384.96       395,761,267.57      3.039      5.893        6.091
    42        923,675.37       380,754,087.62      2.911      6.040        6.160
    43        952,085.64       366,314,455.71      3.119      6.063        6.209
    44        865,079.97       352,420,941.95      2.946      6.032        6.203
    45        859,903.88       339,052,929.88      3.043      6.175        6.270
    46        843,565.29       326,190,720.63      3.103      6.067        6.288
    47        749,735.20       313,819,610.47      2.867      6.322        6.352
    48        835,875.36       301,916,354.91      3.322      6.317        6.360
    49        764,496.20       290,463,283.36      3.158      6.031        6.397
    50        696,401.34       279,443,399.27      2.991      6.430        6.486
    51        655,142.67       268,840,349.80      2.924      6.271        6.491
    52        677,322.02       258,638,469.52      3.143      6.459        6.555
    53        623,002.72       248,826,544.82      3.005      6.369        6.558
    54        569,041.56       239,385,706.94      2.853      6.523        6.621
    55        584,706.57       230,301,943.12      3.047      6.560        6.656
    56        537,632.65       221,561,773.61      2.912      6.464        6.600
    57        530,052.11       213,152,227.84      2.984      6.629        6.659
    58        507,434.97       205,060,868.50      2.969      6.487        6.662
    59        452,962.80       197,276,912.39      2.755      6.722        6.715
    60        548,115.18       189,787,434.98      3.466      6.732        6.700
    61        497,012.47       182,581,316.18      3.267      6.239        6.712
                                                              6.808        6.838